NOVEMBER 1, 2024
SUPPLEMENT TO THE FOLLOWING FUNDS’ SUMMARY PROSPECTUSES, EACH AS DATED BELOW:
FUND	DATE OF SUMMARY PROSPECTUS
HARTFORD CLIMATE OPPORTUNITIES FUND	MARCH 1, 2024
HARTFORD EMERGING MARKETS EQUITY FUND	MARCH 1, 2024
HARTFORD GLOBAL IMPACT FUND	MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD INTERNATIONAL EQUITY FUND	MARCH 1, 2024, AS SUPPLEMENTED TO DATE
THE HARTFORD INTERNATIONAL GROWTH FUND	MARCH 1, 2024
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND	MARCH 1, 2024
THE HARTFORD INTERNATIONAL VALUE FUND	MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The overnight mailing address for Hartford Funds reflected in each of the above referenced Summary Prospectuses is changing effective November 1, 2024. Accordingly, the last sentence in the section entitled “Purchase and Sale of Fund Shares” in each of the above referenced Summary Prospectuses is deleted in its entirety and replaced with the following effective November 1, 2024:
For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7694
November 2024